QUINTESSENCE PHOTONICS CORPORATION

INSTRUCTIONS FOR COMPLETION OF DOCUMENTS

REGISTRATION RIGHTS AGREEMENT

READ THE ENTIRE REGISTRATION RIGHTS AGREEMENT BEFORE PROCEEDING.

Page 10:
Print the date you are signing the Agreement on the line that says “Date.” Print your address, telephone number, and fax number on the appropriate lines. Sign your name on the first line under “Individual Investors.” Print your name on the second line under “Individual Investors.” If two individuals are investing jointly, such as husband and wife, the joint investor signs their name on the third line and prints their name on the fourth line under “Individual Investors.” If you are signing on behalf of an entity, such as a corporation, partnership, limited liability company, or trust, print the name of the entity on the line that reads “Name of Entity” under “Entity Investors.” Then sign your personal name on the line after “By” and print your personal name on the line after “Name” and print your title with the entity on the line after “Title” (i.e., President, General Partner, Manager, Trustee, Custodian, etc.).

SUBSCRIPTION AGREEMENT

Item I:
Name and address information must be provided. Securities will be issued in the name set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly, both people must provide their names and social security numbers. A telephone number must also be provided.

Item II:
If securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this section need not be filled in.

Item III:	This Item needs to be read by the investor, but nothing needs to be written here.

Item IV:	This Item must be completed by checking the appropriate line.

Item V:	This Item must completed only if you check Item IV(A)(1).

Item VI:	This Item needs to be read by the investor, but nothing needs to be written here.

Item VII:
The Patriot Act requires us to collect information on the sources of funds. Please complete section 1, add the documents requested in section 2 only if funds did not come from an approved country (U.S. is approved), complete section 3.

Item VIII:	Add the documents requested in this section only if you are wiring funds.

Item IX:	The Subscription Agreement must be signed and dated here.

Item X:	Your investment advisor or broker must complete this item and sign to verify that this is a suitable investment, as well as for record keeping purposes.

PRE-DISPUTE ARBITRATION AGREEMENT

Sign your name under “Client Signature” and print the date you are signing the Agreement on the line that says “Date” on the left column. Print your name under “Print Client Name.” If two individuals are investing jointly, such as husband and wife, the joint investor signs their name on the right column and prints their date under “Client Signature” and “Date” on the right column. If you are signing on behalf of an entity, such as a corporation, partnership, limited liability company, or trust, print the name of the entity on the line that reads “Print Client Name.” Then sign your personal name on the line after “Representative Signature.”

IF YOU ARE A U.S. CITIZEN, RESIDENT ALIEN OR A U.S.-BASED ENTITY:

If you are a U.S. CITIZEN, RESIDENT ALIEN OR AN ENTITY ORGANIZED UNDER A STATE IN THE UNITED STATES. (i.e., Delaware-organized corporation), please complete the attached Form W-9 - “Request for Taxpayer Identification Number and Certification.”

IF YOU ARE A FOREIGN INVESTOR:

If you are a FOREIGN INVESTOR, please complete the attached Form W-8BEN “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding.”

INSTRUCTIONS FOR PAYMENTS

Please deliver a check (bearing subscriber’s name) payable to “City National Bank - Quintessence Photonics Corporation” in the amount of your total subscription to:

Brookstreet Securities Corporation
ATTN: Compliance
2361 Campus Drive, Suite 210
Irvine, CA 92612

If you are unable to deliver a check, please wire funds to the escrow agent in the amount of your total subscription following these instructions:

CITY NATIONAL BANK
LOS ANGELES FED ABA ROUTING # 122 016 066
C/O CITY NATIONAL INVESTMENTS #101281469
FOR FURTHER CREDIT TO:
ACCOUNT NAME: CITY NATIONAL BANK - Quintessence Photonics Corporation
ACCOUNT # [__________]

Complete the Registration Rights Agreement, Subscription Agreement, the Pre-Dispute Arbitration Agreement and applicable tax form and mail or deliver with your check or wire information to the address above.

SUBSCRIPTION AGREEMENT
QUINTESSENCE PHOTONICS CORPORATION

Please read all instructions and the terms and conditions of this agreement carefully before filling out this application. If you need assistance, please contact George Lintz, CFO of Quintessence Photonics Corporation (the “Company") at (818) 986-0000 or Neil Dabney at Brookstreet Securities Corporation at (310) 230-1044.

When the application is complete, mail the application and your investment to:	Brookstreet Securities Corporation ATTN: Compliance ADDRESS: 2361 Campus Drive, Suite 210 Irvine, CA 92612

Make checks payable to City National Bank - Quintessence Photonics Corporation
☐ Check this box if you are sending your subscription funds by wire transfer.
☐ Check this box if you previously invested in this Offering.
I. ACCOUNT REGISTRATION - Check One

☐ Individual Account	☐ Joint Registration	☐ Pension or Profit Sharing	☐ Corporation, Partnership, Trust, Association or Other Entity

If no box below is checked, we will issue the securities as JTWROS.

	☐ Joint Tenant with Right of Survivorship	☐ IRA

☐ Tenants in Common

☐ Tenants by Entirety

☐ Community Property

Name of APPLICANT, CUSTODIAN, CORPORATION, TRUST or BENEFICIARY
☐
	M or F	Date of Birth	Soc. Sec./Tax ID #		PLEASE PUT A CHECK NEXT TO THE SOC. SEC. # OR TAX ID. # RESPONSIBLE FOR TAXES. WE WILL REPORT THIS NUMBER TO THE IRS.

Name of JOINT TENANT or TRUSTEE (if applicable)
☐
	M or F	Date of Birth	Soc. Sec./Tax ID#

Name of ADDITIONAL TRUSTEE (if applicable)					Date of Trust

Marital Status (please check one)	☐Single	☐ Married	☐ Separated		☐Divorced

$________________ Investment Amount                                                     Number of Units (Number of Units X $[______] per Unit; Minimum [________] Units ($[______]) unless otherwise approved by the Company)

HOME ADDRESS - THIS ADDRESS WILL BE USED FOR MAILING UNLESS YOU INDICATE OTHERWISE

Street Address		Unit Number
City	State	ZIP+4

Home Phone Number (with Area Code)	(______)	/ Fax Number (with Area Code)	(______)

E-mail Address:

BUSINESS ADDRESS

Name of Company

Street Address			Suite Number
City	State	ZIP+4

Business Phone Number (with Area Code)	(_____)	/ Fax Number (with Area Code)	(_____)

E-mail Address:

II. ALTERNATIVE DISTRIBUTION INFORMATION

To direct distributions to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State ZIP:

III. SUBSCRIPTION AGREEMENT

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so a determination can be made as to whether or not you (it) are qualified to purchase securities under applicable federal and state securities laws.
Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.
Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the Securities will not result in a violation of the Securities Act of 1933, as amended, or of the securities laws of any state.
This Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy securities or any other security.
All questions must be answered. If the appropriate answer is "None" or "Not Applicable," please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:
If the Securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete a separate Subscription Agreement (except if the co-subscriber is your spouse) and sign the Signature Page annexed hereto. If your spouse is a co-subscriber, you must indicate your spouse's name and social security number.
CORPORATIONS, PARTNERSHIPS, PENSION PLANS AND TRUSTS:
The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the ACCREDITED INVESTOR STATUS section).

IV. ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS, PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A. INDIVIDUAL ACCOUNTS
I certify that I am an "accredited investor" because:

1  _______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (Note: Item V, Income Statement, must be completed if you check this option);
OR
    2  _______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (including home and personal property).
For purposes of this Subscription Agreement, "individual income" means "adjusted gross income" as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.
For purposes of this Subscription Agreement, "joint income" means, "adjusted gross income," as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.
For the purposes of the Subscription Agreement, "net worth" means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

B. CORPORATIONS, PARTNERSHIPS, EMPLOYEE BENEFIT PLANS OR IRAS
(Please provide a copy of the Corporate Resolution authorizing this investment, Partnership Agreement, Limited Liability Company Operating Agreement, or Benefit Plan, as applicable)
1  Has the subscribing entity been formed for the specific purpose of investing in the Securities? ☐ YES ☐ NO
If your answer to question 1 is "No," CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to question 1 is "Yes," the subscribing entity must be able to certify to statement (2) below in order to qualify as an "accredited investor."

ACCREDITED INVESTOR STATUS - (Continued)

The undersigned entity certifies that it is an "accredited investor" because it is:
(a) _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; OR
(b) _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; OR
(c) _______ each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described above under Individual Accredited Investor Status in Section A of Item IV above. Please also CHECK the appropriate space in Section A of Item IV above. (Note: Item V, Income Statement, must be completed for each shareholder, partner or beneficiary if you are relying upon an income standard by checking option 1 in Section A of Item IV above.) OR
(d) _______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Individual Accredited Investor Status in Section A of Item IV above. Please also CHECK the appropriate space in Section A of Item IV above. (Note: Item V, Income Statement, must be completed if you are relying upon an income standard by checking option 1 in Section A of Item IV above.) OR
(e) _______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.
2. If the answer to Question 1 above is "Yes," please certify the statement below is true and correct:
_______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the conditions described above under Individual Accredited Investor Status in Section A of Item IV above. Please also CHECK the appropriate space in Section A of Item IV above. (Note: Item V, Income Statement, must be completed if you are relying upon an income standard by checking option 1 in Section A of Item IV above.)

C. TRUST ACCOUNTS
(Please provide complete copy of the Trust)
1. Has the subscribing entity been formed for the specific purpose of investing in the Securities? YES ☐ NO ☐
If your answer to question 1 is "No," CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to question 1 is "Yes," the subscribing entity must be able to certify to the statement (c) below in order to qualify as an "accredited investor."
The undersigned trustee certifies that the trust is an "accredited investor" because:
(a)_______ The trust has total assets in excess of $5,000,000 and the investment decision has been made by a "sophisticated person" as described in Rule 506(b)(2)(ii) promulgated under the Act; OR
(b)_______ The trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; OR
(c)_______ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described above under Individual Accredited Investor Status. Please also CHECK the appropriate space in that Section.

D. ANY ENTITY (but not an individual person)
______ All of the equity owners of this entity are accredited investors. (If you are checking this option EACH owner of the entity must complete Item IV, A, by checking option 1 or 2 or both, as applicable, and complete Item V if you checked option 1 of Item IV, A. Make copies of pages 2 and 3 to do this and note each owner’s name on each copy.)

V. INCOME STATEMENT - (Round off to the nearest $5,000)

ALL ACCREDITED INVESTORS RELYING ON AN INCOME STANDARD (YOU ARE RELYING ON AN INCOME STANDARD IF YOU CHECKED ITEM IV(A)(1)) MUST COMPLETE THIS SECTION.
Please specify the amount of your: ☐Individual    ☐Joint    ☐Trust    ☐Beneficiary    ☐Shareholder   ☐ Partner
income (defined in page 2: Accredited Investor Status) in calendar years 2003 and 2004 and your projected income for 2005.

2003	$
2004	$
2005	$	(projected)

Current occupation:
Name of Employer:
Position or Title:
Former employment	(if current employment is less than five years):	Telephone number	( ) -
Name of Employer:		Position or Title:	__________________
Position or Title:		Period Employed:	to

VI. CERTIFICATIONS

I understand that investment in the Securities is an illiquid investment. In particular, I recognize that: (i) I must bear the economic risk of investment in the Securities for an indefinite period of time, since the Securities have not been registered under the Securities Act of 1933 (the "Securities Act") and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained (if requested by the Company); and (ii) no established market will exist and it is possible that no public market for the Securities will develop. I consent to the affixing by the Company of such legends on certificates representing the Securities as any applicable federal or state securities law may require from time to time.
I represent and warrant to the Company that: (i) The financial information provided in the Subscription Agreement is complete, true and correct; (ii) I and my Investment Managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of Securities, including, but not limited to, the risks set forth under "Risk Factors" in the Private Placement Memorandum (the “Memorandum”); (iii) I and my Investment Managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Memorandum and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Securities and anything set forth in the Memorandum; (iv) neither I nor my Investment Managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Memorandum, and the documents referenced therein; and (v) I am acquiring the Securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Securities.
The undersigned, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Securities, (ii) has obtained such additional tax and other advice that it has deemed necessary, (iii) has its principal place of business at its residence address set forth in this Subscription Agreement, and (iv) has not been formed for the specific purpose of acquiring the Securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons executing the Subscription Agreement, as well as all other documents related to the Offering, represent that they are duly authorized to execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.)
All of the information which I have furnished to the Company and which is set forth in the Subscription Agreement is correct and complete as of the date of the Subscription Agreement. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering described in the Memorandum. I am the only person with a direct or indirect interest in the Securities subscribed for by this Subscription Agreement. I agree to indemnify and hold harmless the Company and its officers, directors and affiliates as well as the Company’s placement agents and all their officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement or by reason of any breach of the representations and warranties made by the undersigned herein or in any document provided by the undersigned to the Company. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is executing this agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors and assigns. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of California.
I certify that I, either alone or with my purchaser representative, have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of this investment.
I understand that the Company plans to enter into a reverse merger transaction with publicly-trade company (“Pubco”) after the Offering as described in the Memorandum (“Reverse Merger”). The Reverse Merger, if consummated, will result in the exchange of the Securities that are owned by the Stockholder for shares of the common stock of the Public Co. (the “Exchange Offer”). Substantially all Company stockholders have already provided irrevocable proxies and power of attorneys to the Company’s Chief Executive Officer and Chief Financial Officer (each an “Agent”) and each of them, to take all actions necessary to consummate the Reverse Merger, including exchange their equity securities for equity securities of Pubco. I further understand that the Company has conditioned its acceptance of my subscription to purchase the Securities upon my willingness to agree to the Reverse Merger and Exchange Offer. Therefore, I hereby authorized and empowered the Agents, and each of them, to act as my attorneys and proxies for the purpose of: (i) exchanging the Securities for shares of the Pubco’s common stock at the same ratio that all other Company stockholders exchange their equity securities for shares of Pubco’s common stock, (ii) executing and delivering such documentation and taking such other actions as may be required to effect the Reverse Merger taking any actions as may be necessary to effectuate the Exchange Offer, including but not limited to, instructing the transfer agent to cancel the Securities and executing, on behalf of me, such documents as may be necessary to effectuate the exchange if I fail to deliver the stock certificate for cancellation, or fail to execute any other documentation required to effectuate the exchange, within fifteen (15) days after the expiration of the Exchange Offer; and (iii) voting in favor of the adoption, approval, execution and delivery by the Company of such agreements, contracts, and documents (including, but not limited to, any amendment to the Company’s Certificate of Incorporation, if required) and the taking of any other actions requiring stockholder approval as may be required or deemed appropriate by the Company’s Chief Executive Officer to consummate the Reverse Merger and related Exchange Offer.
Under penalties of perjury, I certify that (1) my taxpayer identification number shown in this Subscription Agreement is correct and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (2).)
I hereby give power of attorney to the President or Secretary of the Company to execute the Registration Rights Agreement on my behalf and further agree to be bound by the terms of the Registration Rights Agreement in the form contained in the Memorandum by executing this Subscription Agreement only.
The undersigned acknowledge that City National Bank is acting solely as Escrow Holder in connection with the offering of the Securities and makes no recommendation with respect thereto.  City National Bank has made no investigation regarding the offering, the Company or any other person or entity involved in the offering.
BY SIGNING, I ACKNOWLEDGE THAT I HAVE CAREFULLY REVIEWED THE MEMORANDUM RELATED TO THIS INVESTMENT AND AM BOUND BY THE TERMS OF THE SUBSCRIPTION AGREEMENT AND MEMORANDUM.

VII. PATRIOT ACT REQUIREMENTS

The Patriot Act requires us to obtain the following information from you to detect and prevent the misuse of the world financial system.

1.	In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for Securities.

COUNTRY	NAME OF BANK/FINANCIAL INSTITUTION	CONTACT NAME/PHONE NUMBER AT BANK/FINANCIAL INSTITUTION	NAME OF ACCOUNTHOLDER	ACCOUNT NUMBER

If the country from which the monies were transferred appears in the Approved Country List below, please go to number 3. If the country does not appear, please go to number 2.

Approved Country List

Argentina	Germany	Liechtenstein	Spain
Australia	Gibraltar	Luxembourg	Switzerland
Bermuda	Guernsey	Mexico	Turkey
Belgium	Hong Kong	Netherlands	United Kingdom
Brazil	Iceland	New Zealand	United States
British Virgin Islands	Ireland	Norway
Canada	Isle of Man	Panama
Denmark	Italy	Portugal
Finland	Japan	Singapore
France	Jersey

2.
If subscription monies were transferred to the Company from any country other than on the "Approved Country List" (see above), please provide the following documentation to the Company (all copies should be in English and certified as being "true and correct copies of the original" by a notary public of the jurisdiction of which you are resident).

(a)	For Individuals:

(i)	evidence of name, signature, date of birth and photographic identification

(ii)	evidence of permanent address

(iii)	where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years

(b)	For Companies:

(i)	a copy of its certificate of incorporation and any change of name certificate

(ii)	a certificate of good standing

VII. PATRIOT ACT REQUIREMENTS - (Continued)

(iii)	a register or other acceptable list of directors and officers

(iv)	a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories

(v)	a description of the nature of the business of the company

(vi)	identification, as described above for individuals, for at least two directors and authorized signatories

(vii)	a register of members or list of shareholders holding a controlling interest

(viii)	identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company

(c)	For Partnerships and Unincorporated Businesses:

(i)	a copy of any certificate of registration and a certificate of good standing, if registered

(ii)	identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories

(iii)	a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories

(iv)	a copy of constitutional documents (formation and partnership agreements)

(d)	For Trustees:

(i)	identification, as described above, for individuals or companies (as the case may be) in respect of the trustees

(ii)
identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with whose wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust

(iii)	evidence of the nature of the duties or capacity of the trustee

3.
The Company is also required to verify the source of funds. To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so please specify type of business), investment income, savings, etc.).

Source of Funds

VIII. ANTI-MONEY LAUNDERING ACT

WIRING FUNDS: Due to the Anti-Money Laundering Act, Brookstreet Compliance must grant approval prior to funds being wired from any account other than National Financial Services (NFS) or an IRA Custodial Account. Thus, please adhere to the following procedure:

A.	Complete Sections 1 through 3 above, as applicable, utilizing the information for the bank from which the wire will originate.

B.
Attach a copy of your “Letter of Instruction” or other wire instructions showing your name, financial institution name (where wire will originate), account number, wire amount, and wire instructions (escrow agent information such as ABA routing number, escrow account number etc) - this must be signed and dated.

C.
If monies will be wired from an account not matching the name on this Subscription Agreement, additional documentation is necessary (please contact Brookstreet Compliance @ (800) 297-2578 extension 141 for assistance).

D.	Submit Subscription Agreement to Compliance for processing and compliance approval.

E.	Upon notification of approval from Compliance, wire funds.

F.	Compliance will obtain wire confirmation from escrow agent. If wire confirmation does NOT show account number of wire origination, additional documentation will be required.

WIRING FUNDS IN ADVANCE OF COMPLIANCE APPROVAL IS PROHIBITED

IX. SIGNATURES
The Subscription Agreement contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page.

I hereby certify that I have reviewed and am familiar with the terms of the Subscription Agreement. This Subscription Agreement incorporates by reference all forms of securities to be purchased. I agree to be bound by all of the terms and conditions of this Subscription Agreement and all forms of securities presented to me.

Dated

Print name of individual subscriber, custodian, corporation, trustee	Signature of individual subscriber, authorized person, trustee

Print name of co-subscriber, authorized person, co-trustee if required by trust instrument	Signature of co-subscriber, authorized person, co-trustee if required by trust instrument

Investment Authorization. The undersigned corporation, partnership, benefit plan or IRA has all requisite authority to acquire the Securities hereby subscribed for and to enter into the Subscription Agreement, and further, the undersigned officer, partner or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf. Such authorization has not been revoked and is still in full force and effect.
Check Box:  ☐ Yes     ☐ No    ☐ Not Applicable

CAPACITY CLAIMED BY SIGNER:

☐ Individual(s)	☐ Attorney-In-Fact
☐ Partner(s)	☐ Subscribing Witness
☐ Trustee(s)	☐ Guardian/Conservator
☐ Corporate		☐ Other:
Officer(s)
Title(s)

X. VERIFICATION OF INVESTMENT ADVISOR/BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the Securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering. I acknowledge:

(a) that I have reviewed the Memorandum,  Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;
(b) that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and
(c) that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Broker/Dealer	Account Executive

(Name of Broker/Dealer)	(Signature)

(Street Address of Broker/Dealer Office)	(Print Name)

(City of Broker/Dealer Office) (State) (Zip)	(Representative I.D. Number)

( ) -
(Telephone Number of Broker/Dealer Office)	(Date)

( ) -
(Fax Number of Broker/Dealer Office)	(E-mail Address of Account Executive)

Brookstreet Securities Corporation
Pre-Dispute
Arbitration Agreement

THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE. BY SIGNING AN ARBITRATION AGREEMENT, THE
PARTIES AGREE AS FOLLOWS:

(A)
ALL PARTIES TO THIS AGREEMENT ARE GIVING UP THE RIGHT TO SUE EACH OTHER IN COURT, INCLUDING THE RIGHT TO A TRIAL BY JURY, EXCEPT AS PROVIDED BY THE RULES OF THE ARBITRATION FORUM IN WHICH A CLAIM IS FILED.

(B)	ARBITRATION AWARDS ARE GENERALLY FINAL AND BINDING; A PARTY’S ABILITY TO HAVE A COURT REVERSE OR MODIFY AN ARBITRATION AWARD IS VERY LIMITED.

(C)	THE ABILITY OF THE PARTIES TO OBTAIN DOCUMENTS, WITNESS STATEMENTS AND OTHER DISCOVERY IS GENERALLY MORE LIMITED IN ARBITRATION THAN IN COURT PROCEEDINGS.

(D)	THE ARBITRATORS DO NOT HAVE TO EXPLAIN THE REASON(S) FOR THEIR AWARD.

(E)	THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

(F)	THE RULES OF SOME ARBITRATION FORUMS MAY IMPOSE TIME LIMITS FOR BRINGING A CLAIM IN ARBITRATION. IN SOME CASES, A CLAIM THAT IS INELIGIBLE FOR ARBITRATION MAY BE BROUGHT IN COURT.

(G)	THE RULES OF THE ARBITRATION FORUM IN WHICH THE CLAIM IS FILED, AND ANY AMENDMENTS THERETO, SHALL BE INCORPORATED INTO THIS AGREEMENT.

ALL CONTROVERSIES THAT MAY ARISE BETWEEN US (INCLUDING, BUT NOT LIMITED TO CONTROVERSIES CONCERNING ANY ACCOUNT, ORDER OR TRANSACTION, OR THE CONTINUATION, PERFORMANCE, INTERPRETATION OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN US, WHETHER ENTERED INTO OR ARISING BEFORE, ON OR AFTER THE DATE THIS ACCOUNT IS OPENED) SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE RULES THEN PREVAILING OF THE NEW YORK STOCK EXCHANGE, INC. , OR THE NASD, INC., AS I MAY DESIGNATE. IF I DO NOT NOTIFY YOU IN WRITING OF MY DESIGNATION WITHIN FIVE (5) DAYS AFTER I RECEIVE FROM YOU A WRITTEN DEMAND FOR ARBITRATION, THEN I AUTHORIZE YOU TO MAKE SUCH DESIGNATION ON MY BEHALF. I UNDERSTAND THAT JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. CUSTOMER COMPLAINTS SHOULD BE DIRECTED TO: BROOKSTREET SECURITIES CORPORATION, COMPLIANCE DEPARTMENT, 2361 CAMPUS DRIVE, SUITE 210, IRVINE, CA 92612. NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED; OR (ii) THE CLASS IS DECERTIFIED; OR (iii) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

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